PAGE 1
1996 ANNUAL REPORT

IDS Cash Management Fund
(prospectus enclosed)

(Icon of) piggy bank

The goal of Cash Management Fund is to provide maximum current income consistent with liquidity and stability of principal. The
Fund invests in money market securities.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by American Express Financial Advisors Inc.

PAGE 2
A cache for cash

(Icon of) piggy bank

Keeping a portion of your investment portfolio in a cash reserve is a cornerstone of a sound financial strategy. And a money market mutual fund that stresses stability of your investment principal and easy access when you need it is an excellent way to meet that need. That's what Cash Management Fund is all about. For you, that translates into peace of mind, plus a competitive return on your money.

PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1996 annual report

From the president                                  4
From the portfolio manager                          4
Making the most of the Fund                         6
Independent auditors' report                        7
Financial statements                                8
Notes to financial statements                      11
Investments in securities                          15
IDS mutual funds                                   19
Federal income tax information                     22

1996 prospectus

The Fund in brief                                   3p
Goal                                                3p
Investment policies and risks                       3p
Manager and distributor                             3p
Portfolio manager                                   3p
Purchases                                           3p

Sales charge and Fund expenses                      4p

Performance                                         6p
Financial highlights                                6p
Yield                                               8p

Investment policies and risks                       9p
Facts about investments and their risks             9p
Alternative investment option                      13p
Valuing Fund shares                                13p

How to purchase, exchange or redeem shares         14p
Purchases                                          14p
How to purchase shares                             16p
How to exchange shares                             19p
How to redeem shares                               21p
Class B - contingent deferred sales
  charge alternative                               27p
Waivers of the contingent deferred sales charge    28p

Special shareholder services                       29p
Services                                           29p
Quick telephone reference                          29p

PAGE 4
Distributions and taxes                            30p
Dividend and capital gain distributions            30p
Reinvestments                                      31p
Taxes                                              32p
How to determine the correct TIN                   33p

How the Fund is organized                          34p
Shares                                             34p
Voting rights                                      34p
Shareholder meetings                               35p
Board members and officers                         35p
Investment manager                                 37p
Administrator and transfer agent                   37p
Distributor                                        38p

About American Express Financial Corporation       39p
General Information                                39p

PAGE 5
To our shareholders

(Photo of) William R. Pearce
President of the Fund

(Photo of) Terry Fettig
Portfolio manager

From the president

The volatility in the stock market in recent months has put some investors, even experienced ones, on edge. Although no one can know exactly what will happen next, history tells us that ups and downs are intrinsic to stock investing.

But history also shows that changing strategies with every twist and turn of the market is an impractical and, worse yet, typically unproductive way to invest. What matters more, therefore, is how we react to market volatility. If we take a long-term view and accept the downs with the ups, we improve our chances of success. For in the investment world, the race most often goes not the swift, but to the persistent.

Along the way, of course, you'll still want to review your investment program to make sure it's on track to achieving your financial goals. Your American Express financial advisor will help you do just that, and I suggest you take advantage of his or her services on a regular basis.

William R. Pearce

From the portfolio manager

IDS Cash Management Fund's yield fluctuated during its fiscal year (August 1995 through July 1996), tracking a down-then-up trend in short-term interest rates over the 12 months.

For the seven-day period ended July 31, 1996, the Fund's compound annualized yield was 5.05%, and the simple annualized yield was 4.95% for Class A shares. In keeping with its objective, the Fund maintained a stable $1 per share price throughout the 12-month period. (Although the Fund seeks to maintain a stable $1 share price, there is no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. government.)

Fed lowers rates

At the start of the fiscal year (July 1995), it appeared that economic growth was moderating while inflation was remaining under control. In that environment, the Federal Reserve decided to lower short-term interest rates slightly. Two more of these so-called "easing" moves were to follow -- one in December and another in January of 1996. (By way of background, the Fed adjusts short-term rates based on the condition of the economy and the inflation outlook. When the economy appears weak and inflation is low, the Fed usually lowers rates to stimulate economic growth. When the economy is strong, the Fed usually raises rates to moderate economic growth and thereby keep inflation in check.)
PAGE 6
While the effect was not dramatic, the rate reductions did lead to lower rates on the securities this Fund invests in and, ultimately, to a somewhat lower Fund yield. To counter that effect, we emphasized investments in securities with longer maturities. By last February, the average maturity of the portfolio had reached approximately 53 days, compared with approximately 42 days at the beginning of the fiscal year.

Rates rise on inflation fear

From that point, and without any action on the part of the Federal Reserve, short-term rates began edging higher. The impetus was provided by signs of a strengthening economy and potentially higher inflation. This modestly higher rate trend remained in place through July and prompted me to reduce the portfolio's average maturity to about 45 days by period-end.

It's important to point out that these subtle shifts in the portfolio's maturity level did not alter the Fund's top priority of providing a stable cash investment for shareholders. In keeping with that, I maintained our conservative portfolio-management approach, which results in an exclusive focus on high-grade securities (high-quality commercial paper, bankers' acceptances and certificates of deposit).

At this writing (mid-August), it appears that the most likely scenario for the months ahead is that short-term rates will follow a stable-to-rising course. If so, the rates on the securities the Fund invests in may also increase slightly.

Terry Fettig

Class A

12-month performance
(All figures per share)
Net asset value (NAV)
____________________________
July 31, 1996         $ 1.00
____________________________
July 31, 1995         $ 1.00
____________________________
Increase              $   --
____________________________
Distributions
Aug. 1, 1995 - July 31, 1996
____________________________
From income           $ 0.05
____________________________
From capital gains    $   --
____________________________
Total distributions   $ 0.05
____________________________
Total return*          +5.1%**
____________________________

PAGE 7
Class B

12-month performance
(All figures per share)
Net asset value (NAV)
____________________________
July 31, 1996         $ 1.00
____________________________
July 31, 1995         $ 1.00
____________________________
Increase              $   --
____________________________
Distributions
Aug. 1, 1995 - July 31, 1996
____________________________
From income           $ 0.04
____________________________
From capital gains    $   --
____________________________
Total distributions   $ 0.04
____________________________
Total return*          +4.3%**
____________________________

Class Y

12-month performance
(All figures per share)
Net asset value (NAV)
____________________________
July 31, 1996         $ 1.00
____________________________
July 31, 1995         $ 1.00
____________________________
Increase              $   --
____________________________
Distributions
Aug. 31, 1995 - July 31, 1996
____________________________
From income           $ 0.05
____________________________
From capital gains    $   --
____________________________
Total distributions   $ 0.05
____________________________
Total return*          +5.1%**
____________________________

 *The prospectus discusses the effect of sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

PAGE 8
Making the most of the Fund

Average annual total return
(as of July 31, 1996)

                1 year    Since inception*    5 years    10 years

Class A         +5.11%            --%         +3.77%     +5.44%
Class B         -0.67%         +1.43%            --%        --%
Class Y         +5.10%         +5.09%            --%        --%

*Inception date was March 20, 1995.

The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Independent auditors' report

The board and shareholders
IDS Money Market Series, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Cash Management Fund (a series of IDS Money Market Series, Inc.) as of July 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period ended July 31, 1996. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Cash Management Fund at July 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 6, 1996

PAGE 10

                         Statement of assets and liabilities

                         IDS Cash Management Fund
                         July 31, 1996
______________________________________________________________________________________________________________

                         Assets
______________________________________________________________________________________________________________

Investments in securities, at value (Note 1)
  (identified cost $2,644,249,896)                                                             $2,644,249,896
Cash in bank on demand deposit                                                                     20,005,018
Accrued interest receivable                                                                         3,304,849
_____________________________________________________________________________________________________________
Total assets                                                                                    2,667,559,763
_____________________________________________________________________________________________________________

                         Liabilities
_____________________________________________________________________________________________________________
Dividends payable to shareholders                                                                   1,751,118
Accrued investment management services fee                                                             20,876
Accrued distribution fees                                                                               5,518
Accrued transfer agency fee                                                                            15,221
Accrued administrative services fee                                                                     1,924
Other accrued expenses                                                                                551,740
_____________________________________________________________________________________________________________
Total liabilities                                                                                   2,346,397
_____________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock                                             $2,665,213,366
_____________________________________________________________________________________________________________

                         Represented by
_____________________________________________________________________________________________________________
Capital stock -- authorized 10,000,000,000 shares of $.01 par value                            $   26,653,100
Additional paid-in capital                                                                      2,638,591,732
Excess of distributions over net investment income                                                     (4,105)
Accumulated net realized loss (Note 1)                                                                (27,361)
_____________________________________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock                       $2,665,213,366
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares:            Class A                                $2,335,391,027
                                                        Class B                                $  273,151,843
                                                        Class Y                                $   56,670,496
Net asset value per share of outstanding capital stock: Class A shares 2,335,437,412           $         1.00
                                                        Class B shares   273,186,813           $         1.00
                                                        Class Y shares    56,685,808           $         1.00

See accompanying notes to financial statements.

PAGE 11
                          Financial statements

                          Statement of operations
                          IDS Cash Management Fund
                          Year ended July 31, 1996
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________

Income:
Interest                                                                                         $125,450,986
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                  6,557,898
Distribution fee -- Class B                                                                         1,389,698
Transfer agency fee                                                                                 5,056,171
Incremental transfer agency fee -- Class B                                                             12,057
Administrative services fee                                                                           612,417
Compensation of board members                                                                          56,416
Compensation of officers                                                                               18,060
Custodian fees                                                                                        200,244
Postage                                                                                               654,952
Registration fees                                                                                     492,443
Reports to shareholders                                                                               386,505
Audit fees                                                                                             32,500
Administrative                                                                                         14,899
Other                                                                                                  10,079
_____________________________________________________________________________________________________________
Total expenses                                                                                     15,494,339
  Earnings credits on cash balances (Note 2)                                                          (14,971)
_____________________________________________________________________________________________________________
Total net expenses                                                                                 15,479,368
_____________________________________________________________________________________________________________
Investment income -- net                                                                          109,971,618
_____________________________________________________________________________________________________________

                          Realized loss -- net
_____________________________________________________________________________________________________________
Net realized loss (Note 3)                                                                             (2,565)
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                                             $109,969,053
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.

PAGE 12

                          Financial statements

                          Statements of changes in net assets
                          IDS Cash Management Fund
                          Year ended July 31,
_____________________________________________________________________________________________________________


                          Operations and distributions                                 1996              1995
_____________________________________________________________________________________________________________
Investment income -- net                                                     $  109,971,618    $   73,765,640
Net realized gain (loss)                                                             (2,565)              755
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                            109,969,053        73,766,395
_____________________________________________________________________________________________________________
Distributions to shareholders from:
 Net investment income
   Class A                                                                      (98,832,686)      (71,448,349)
   Class B                                                                       (7,718,760)         (871,329)
   Class Y                                                                       (3,425,225)       (1,445,224)
_____________________________________________________________________________________________________________

Total distributions                                                            (109,976,671)      (73,764,902)
_____________________________________________________________________________________________________________

                          Capital share transactions at constant $1 net asset value
_____________________________________________________________________________________________________________
Proceeds from sales
  Class A shares                                                              6,873,710,335     5,083,998,091
  Class B shares                                                                546,797,564       145,099,672
  Class Y shares                                                                137,595,869       149,989,216
Fund merger (Note 4)
  Class A shares                                                                         --        12,051,967
Reinvestment of distributions at net asset value
  Class A shares                                                                 96,280,970        68,543,809
  Class B shares                                                                  7,549,183           804,519
  Class Y shares                                                                  3,059,283         1,211,841
Payments for redemptions
  Class A shares                                                             (6,341,900,642)   (4,610,927,088)
  Class B shares (Note 2)                                                      (379,219,480)      (47,855,995)
  Class Y shares                                                               (169,773,277)      (65,397,125)
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                          774,099,805       737,518,907
_____________________________________________________________________________________________________________

Total increase in net assets                                                    774,092,187       737,520,400

Net assets at beginning of year                                               1,891,121,179     1,153,600,779
_____________________________________________________________________________________________________________
Net assets at end of year
  (including undistributed net investment income of
  $(4,105) and $948)                                                         $2,665,213,366    $1,891,121,179
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.

PAGE 13
IDS Cash Management Fund

Prospectus
Sept. 27, 1996

The goal of IDS Cash Management Fund, a part of IDS Money Market
Series, Inc., is to provide maximum current income consistent with liquidity and stability of principal. The Fund invests in money market securities.

An investment in the Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional
Information (SAI), filed with the Securities and Exchange
Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site
(http://www.sec.gov). The SAI, dated Sept. 27, 1996, is incorporated here by reference. For a free copy, contact American Express Shareholder Service.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN THE FUND INVOLVE INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
612-671-3733
TTY:  800-846-4852

PAGE 14
Table of Contents

The Fund in brief
       Goal
       Investment policies and risks
       Manager and distributor
       Portfolio manager
       Purchases

Sales charge and Fund expenses

Performance
       Financial highlights
       Yield

Investment policies and risks
       Facts about investments and their risks
       Alternative investment option
       Valuing Fund shares

How to purchase, exchange or redeem shares
       Purchases
       How to purchase shares
       How to exchange shares
       How to redeem shares
       Class B - contingent deferred sales charge alternative
       Waivers of the contingent deferred sales charge

Special shareholder services
       Services
       Quick telephone reference

Distributions and taxes
       Dividend and capital gain distributions
       Reinvestments
       Taxes
       How to determine the correct TIN

How the Fund is organized
       Shares
       Voting rights
       Shareholder meetings
       Board members and officers
       Investment manager
       Administrator and transfer agent
       Distributor

About American Express Financial Corporation
       General information

PAGE 15
The Fund in brief

Goal

IDS Cash Management Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, achieving this goal cannot be guaranteed. Only shareholders can change the goal.

Investment policies and risks

The Fund is a diversified mutual fund that invests in money market instruments, such as marketable debt securities issued by the U.S. government or its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper.

Manager and distributor

The Fund is managed by American Express Financial Corporation
(AEFC), a provider of financial services since 1894. AEFC currently manages more than $51 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc., a wholly owned subsidiary of AEFC.

Portfolio manager

Terry Fettig joined AEFC in 1986 and serves as portfolio manager. He has managed this Fund since April 1993. From 1986 to 1992 he was a fixed income securities analyst. From 1992 to 1993 he was an associate portfolio manager. He also serves as portfolio manager of IDS Tax-Free Money Fund and IDS Life Moneyshare Fund.

Purchases

The Fund offers its shares in three classes. New investments must be made in Class A shares of the Fund. Class A shares have no sales charge or annual distribution (12b-1) fee. Class B and Class Y shares enable shareholders holding those classes in other IDS funds to exchange into the Fund. Class B shares have a contingent deferred sales charge (CDSC) and are subject to a 12b-1 fee. Class Y shares have no sales charge or 12b-1 fee to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses on Class B shares are incurred directly by an investor on the redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

PAGE 16
Shareholder transaction expenses

                                     Class A    Class B     Class Y

Maximum sales charge on purchases
(as a percentage of offering price)..... 0%        0%          0%

Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)...0%        5%          0%

Annual Fund operating expenses
(% of average daily net assets):

                                       Class A   Class B   Class Y
Management fee                          0.29%     0.29%     0.29%
12b-1 fee                               0.00%     0.75%     0.00%
Other expenses*                         0.34%     0.34%     0.33%
Total                                   0.63%     1.38%     0.62%

*Other expenses include an administrative services fee, a transfer agency fee and other non-advisory expenses.
+Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                    1 year       3 years      5 years   10 years
Class A             $ 6          $20          $35       $ 79
Class B             $64          $84          $96       $145**
Class B*            $14          $44          $76       $145**
Class Y             $ 6          $20          $35       $ 78

*Assuming Class B shares are not redeemed at the end of the period. **Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

PAGE 17
Performance

Financial highlights

IDS Cash Management Fund        Performance

                          Financial highlights

                           Fiscal period ended July 31,
                           Per share income and capital changes*

                                               Class A
                          1996       1995    1994    1993    1992    1991    1990    1989    1988    1987
Net asset value,         $1.00      $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
beginning of period
                           Income from investment operations:
Net investment income      .05        .05     .03     .02     .04     .07     .08     .08     .06     .06

                           Less distributions:
Dividends from net        (.05)      (.05)   (.03)   (.02)   (.04)   (.07)  (.08)   (.08)   (.06)   (.06)
investment income

Net asset value,         $1.00      $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
end of period
                           Ratios/supplemental data
                                               Class A
                             1996    1995    1994    1993    1992    1991    1990    1989    1988    1987

Net assets, end of period  $2,335  $1,707  $1,154  $1,053  $1,230  $1,655  $1,617  $1,392  $1,136    $852
(in millions)

Ratio of expenses to        .63%      .73%   .94%#   .94%#   .91%    .77%    .74%    .75%    .69%    .71%
average daily net assets+

Ratio of net income to     4.97%     4.99%  2.61%   2.36%   3.84%   6.55%   7.81%   8.42%   6.53%   5.64%
average daily net assets

Total return               5.1%      5.0%    2.6%    2.4%    3.8%    6.7%    7.9%    8.7%    6.7%    5.7%

*For a share outstanding throughout the period. Rounded to the nearest cent.
#During the fiscal years ended July 31, 1993 and 1994, AEFC voluntarily reimbursed the Fund for a portion of its expenses. Had AEFC not done so, the ratio of expenses to average daily net assets would have been 0.97%
+Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

PAGE 18

IDS Cash Management Fund

                           Fiscal period ended July 31,
                           Per share income and capital changes*

                              Class B               Class Y
                             1996  1995**         1996     1995**

Net asset value,            $1.00   $1.00        $1.00      $1.00
beginning of period
                           Income from investment operations:
Net investment income         .04     .02          .05        .02

                           Less distributions:
Dividends from net           (.04)  (.02)         (.05)      (.02)
investment income

Net asset value,            $1.00   $1.00        $1.00      $1.00
end of period
                           Ratios/supplemental data

                             1996  1995**         1996     1995**
                              Class B               Class Y

Net assets, end of period    $273   $98            $57        $86
(in millions)

Ratio of expenses to         1.38%   1.41%+        .62%       .65%+
average daily net assets#

Ratio of net income to       4.15%   4.73%+        4.97%     5.53%+
average daily net assets

Total return                  4.3%    2.0%         5.1%      2.3%

 *For a share outstanding throughout the period. Rounded to
  the nearest cent.
**Inception date was March 20, 1995 for Class B and Class Y.
 +Adjusted to an annual basis.
 #Effective fiscal year 1996, expense ratios are based on total expenses of the Fund before reduction of earnings credit on cash balances.

The information in these tables has been audited by KPMG Peat
Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


Yield

The Fund's annualized simple yield for the seven days ended July 31, 1996 was 4.95% for Class A, 4.20% for Class B and 4.94% for Class Y. The Fund's annualized compound yield for the same period was 5.05% for Class A, 4.27% for Class B and 5.05% for Class Y. The Fund calculates annualized simple and compound yields based on a seven-day period.

Past yields should not be considered an indicator of future yields.

Investment policies and risks

The Fund will limit its investments to those that are denominated in U.S. dollars, are of high quality and present minimal credit risk. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any security with a remaining maturity of more than 13 months.

PAGE 19
The various types of investments the portfolio manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Money market instruments: The Fund invests in short-term government securities, bank obligations, commercial paper and repurchase agreements. Except for the exception listed below, the commercial paper the Fund invests in must be rated in the highest category by at least two national rating services or, if unrated, be of comparable quality as determined by the board. The Fund may invest up to 5% of its total assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

Debt securities: The Fund may invest in negotiable certificates of deposit (CDs), fixed-time deposits, bankers' acceptances and letters of credit of U.S. banks, branches of domestic banks located outside the United States and U.S. branches of foreign banks. The Fund may invest in CDs issued by savings and loans and CDs of foreign banks issued outside the United States. (These CDs are commonly referred to as Eurodollar CDs.) The Fund also may invest in marketable securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

Some of these securities are not direct obligations of the U.S government and consequently are not backed by the full faith and credit of the government.

Concentration: Depending on market conditions and the availability of other securities, the Fund may invest more than 25% of its total assets in U.S. banks, U.S. branches of foreign banks and U.S. government securities. The risk of concentrating investments in banks is that the value of these investments may be adversely affected by economic or regulatory developments in the banking industry and by the concentration of bank loan participations.

Foreign investments: Investments in foreign banks and branches of domestic banks outside the United States involve certain risks. Domestic banks are required to maintain specified levels of reserves, are limited in the amounts they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. Not all of these laws and regulations apply to the foreign branches of domestic banks. Domestic bank regulations do not apply to foreign banks. Eurodollar CDs and non-U.S. fixed-time deposits may be subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of foreign deposits, penalties for early withdrawal of time deposits, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. The Fund may invest up to 35% of its total assets in foreign investments.

PAGE 20
Securities that are illiquid: A security is illiquid if it cannot be sold quickly in the normal course of business. No more than 10% of the Fund's net assets will be held in illiquid securities.

The investment policies described above may be changed by the board.

Lending portfolio securities: The Fund may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Fund's net assets.

Alternative investment option

In the future, the board of the Fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the Fund's assets would be invested in an investment company with the same goal as the Fund, rather than invested directly in a portfolio of securities.

Valuing Fund shares

The NAV is the value of a single Fund share. The NAV is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

The portfolio securities are valued at amortized cost, which approximates market value, as explained in the SAI. Although the Fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

How to purchase, exchange or redeem shares

Purchases

New investments must be made in Class A shares of the Fund. The Fund offers Class B and Class Y shares only to facilitate exchanges between classes of these shares in other IDS funds. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below.

            Sales charge
            and distribution
            (12b-1) fee                 Other information
Class A     None

Class B     No initial sales charge;    Shares convert to
            maximum CDSC of 5%,         Class A after eight years;
            declines to 0% after six    CDSC waived in certain
            years; 12b-1 fee of 0.75%   circumstances
            of average daily net assets

PAGE 21
Class Y     None                        Available only to
                                        certain qualifying
                                        institutional
                                        investors

Conversion of Class B shares to Class A shares - Eight calendar years after Class B shares were originally purchased, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. The conversion will be on the basis of relative net asset values of the two classes, without the imposition of any sales charge. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in a pro rata portion as the Class B shares purchased other than through reinvestment.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to either a service fee or a distribution fee. The following investors are eligible to purchase Class Y shares:

       o Qualified employee benefit plans* if the plan:
       - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
         - at least $10 million in plan assets or
         - 500 or more participants; or
       - does not use daily transfer recordkeeping and has
         - at least $3 million invested in funds of the IDS MUTUAL
         FUND GROUP or
         - 500 or more participants.

       o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.
       o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

How to purchase shares

If you're investing in this Fund for the first time, you'll need to set up an account. Your financial advisor will help you fill out and submit an application. Your application will be accepted only when federal funds (funds of the Federal Reserve System) are available to the Fund, normally within three days of receipt of your application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide AEFC with your correct Taxpayer Identification Number (Social Security or
Employer Identification number).  See "Distributions and taxes."

PAGE 22
When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o      You must pay any fee the bank charges for wiring.

o The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                                   Three ways to invest

1
By regular account  Send your check and application         Minimum amounts
                    (or your name and account number        Initial investment: $2,000
                    if you have an established account)     Additional
                    to:                                      investments:     $  100
                    American Express Financial Advisors Inc.Account balances:   $1,000*
                    P.O. Box 74
                    Minneapolis, MN  55440-0074

                    Your financial advisor will help you
                    with this process.

2
By scheduled        Contact your financial advisor          Minimum amounts
investment plan     to set up one of the following          Initial investment:  $2,000
                    scheduled plans:                        Additional
                                                            investments:         $100/mo.
                    o  automatic payroll deduction          Account balances:    $1,000

                    o  bank authorization

                    o  direct deposit of
                       Social Security check

                    o  other plan approved by the Fund

PAGE 23
3
By wire             If you have an established account,     If this information is not
                    you may wire money to:                  included, the order may be
                                                            rejected and all money
                    Norwest Bank Minneapolis                received by the Fund, less
                    Routing No. 091000019                   any costs the Fund or AEFC
                    Minneapolis, MN                         incurs, will be returned
                    Attn:  Domestic Wire Dept.              promptly.

                    Give these instructions:                Minimum amounts:
                    Credit IDS Account #00-30-015           Each wire investment: $1,000
                    for personal account # (your
                    account number) for (your name).

*If your account balance falls below $1,000, you will be asked in writing to bring it up to $1,000 or establish a scheduled investment plan.  If you don't do so within 30 days, your shares can be redeemed and the proceeds mailed to you.

How to exchange shares

New investments of Class A shares may be exchanged for either Class A or Class B shares of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state, except that exchanges into IDS Tax-Free Money Fund must be made from Class A shares. If you exchange shares from this Fund to another IDS fund, any further exchanges must be between shares of the same class. For example, you may not exchange from Class B shares of another IDS fund into Class A shares of this Fund. Exchange rules are illustrated in the following tables:

EXCHANGES:
FROM                          TO
Cash
Management                    Other IDS funds*
                          Class A         Class B

Class A                   Yes             Yes

Class B                   No              Yes

EXCHANGES:
FROM                          TO
Other
IDS funds*                 Cash Management Fund
                          Class A         Class B

Class A                   Yes             No

Class B                   No              Yes

*Tax-Free Money Fund has only a single class. Therefore, exchanges into Tax-Free Money Fund must be made from Class A shares.

Note: Exchanges from Class A to Class B are not permitted within Cash Management.

If your initial investment was in this Fund, and you exchange into a non-money market fund, you will pay an initial sales charge if you exchange into Class A and be subject to a contingent deferred sales charge if you exchange into Class B. If your initial investment was in Class A shares of a non-money market fund and you

PAGE 24
exchange shares into this Fund, you may exchange that amount, including dividends earned on that amount, without paying a sales charge. For complete information, including fees and expenses, read the prospectus carefully before exchanging into a new fund.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot create a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

How to redeem shares

You can redeem your shares at any time.  American Express
Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. Although the Fund attempts to maintain a stable $1 net asset value, you will have a gain or loss if the Fund's net asset value is more or less than the cost of your shares. This could affect your tax liability.

                 Three ways to request an exchange or redemption of shares

1
By letter                         Include in your letter:
                                  o  the name of the fund(s)
                                  o  the class of shares to be exchanged or redeemed
                                  o  your account number(s) (for exchanges, both funds must
                                  be registered in the same ownership)
                                  o  your Taxpayer Identification Number (TIN)
                                  o  the dollar amount or number of shares you want to
                                  exchange or redeem
                                  o  signature of all registered account owners
                                  o  for redemptions, indicate how you want your money delivered to you
                                  o  any paper certificates of shares you hold

                                  Regular mail:
                                        American Express Shareholder Service
                                        Attn:  Redemptions
                                        P.O. Box 534
                                        Minneapolis, MN  55440-0534

                                  Express mail:
                                        American Express Shareholder Service
                                        Attn:  Redemptions
                                        733 Marquette Ave.
                                        Minneapolis, MN  55402

PAGE 25
2
By phone
American Express Telephone        o  The Fund and AEFC will honor any telephone exchange or redemption request believed
Transaction Service:              to be authentic and will use reasonable procedures to confirm that they are.  This
800-437-3133 or                   includes asking identifying questions and tape recording calls.  If reasonable
612-671-3800                      procedures are not followed, the Fund or AEFC will be liable for any loss resulting from fraudulent requests.
                                  o  Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges
                                  NOT apply by writing American Express Shareholder Service.  Each registered owner must sign the request.
                                  o  AEFC answers phone requests promptly, but you may experience delays when call volume is high.  If you are unable to get through, use mail procedure as an alternative.
                                  o  Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
                                  o  Phone privileges may be modified or discontinued at any time.

3
By draft

For Class A only, free drafts are available and can be used just like a check to withdraw $100 or more from your account.  The shares in your account earn dividends until they are redeemed by the Fund to cover your drafts.  Most accounts will automatically receive free drafts.  However, to receive drafts on qualified or custodial business accounts, you must contact
American Express Shareholder Service.  A request form will be supplied and must be signed by each registered owner.  Your draft writing privilege may be modified or discontinued at any time.  If you request a photocopy of a paid draft you will be charged $5 per copy.

Minimum amount
Redemption:   $100

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Except as otherwise noted, exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o For Class B only a "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same class from which you redeemed. If you reinvest in Class B, any CDSC you paid on the

PAGE 26
amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

                   Three ways to receive payment when you redeem shares

1
By regular or express mail                     o  Mailed to the address on record.
                                               o  Payable to names listed on the account.

                                                  NOTE:  The express mail delivery charges
                                                  you pay will vary depending on the
                                                  courier you select.

2
By wire                                        o  Minimum wire redemption:  $1,000.
                                               o  Request that money be wired to your bank.
                                               o  Bank account must be in the same
                                                  ownership as the IDS fund account.

                                                  NOTE:  Pre-authorization required.  For
                                                  instructions, contact your financial
                                                  advisor or American Express Shareholder Service.

3
By scheduled payout plan                       o  Minimum payment:  $50.
                                               o  Contact your financial advisor or American Express
                                                  Shareholder Service to set up regular
                                                  payments to you on a monthly, bimonthly,
                                                  quarterly, semiannual or annual basis.
                                               o  Purchasing new shares while under a payout
                                                  plan may be disadvantageous because of
                                                  the sales charges.

Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                  The percentage rate
made during the                     for the CDSC is:

First year                                5%
Second year                               4%
Third year                                4%
Fourth year                               3%
Fifth year                                2%
Sixth year                                1%
Seventh year                              0%
PAGE 27
If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge
The CDSC on Class B shares will be waived on redemptions of shares:

o In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,
o Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American
Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
       - at least 59-1/2 years old, and
       - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by American Express Financial Advisors, or a custodian-to-custodian transfer to a product not distributed by American Express Financial Advisors, the CDSC will not be waived), or
       - redeeming under an approved substantially equal periodic payment arrangement.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

PAGE 28
Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information - which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:   800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions
National/Minnesota:   800-272-4445
Mpls./St. Paul area:  671-1630

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions

The Fund's net investment income from dividends and interest is distributed to you monthly as dividends. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized whenever a security held for more than one year is sold for a higher price than was paid for it. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions.

PAGE 29
Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class. Class B shareholders will receive lower per share dividends than Class A and Class Y shareholders because expenses for Class B are higher than for Class A or Class Y.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you monthly in cash, or

o you direct the Fund to invest your distributions monthly in any publicly available IDS fund for which you've previously opened an account. Your purchases may be subject to a sales charge.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares.

Taxes

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social PAGE 30
Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account at AEFC.

If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o      a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o      criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN
                                               Use the Social Security or
For this type of account:                      Employer Identification number
                                               of:

Individual or joint account                    The individual or individuals
                                               listed on the account

Custodian account of a minor                   The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                                 The grantor-trustee (the person
                                               who puts the money into the
                                               trust)

An irrevocable trust, pension                  The legal entity (not the
trust or estate                                personal representative or
                                               trustee, unless no legal entity
                                               is designated in the account
                                               title)

Sole proprietorship                            The owner

Partnership                                    The partnership

Corporate                                      The corporation

Association, club or                           The organization
tax-exempt organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form
W-9, "Request for Taxpayer Identification Number and
Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

PAGE 31
How the Fund is organized

IDS Money Market Series, Inc., of which IDS Cash Management Fund is a part, is an open-end management investment company, as defined in the Investment Company Act of 1940. Originally incorporated on Aug. 22, 1975 in Nevada, IDS Money Market Series, Inc. changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

Shares

The Fund is owned by its shareholders. The Fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of the Fund. Par value is one cent per share. Both full and fractional shares can be issued.

The Fund no longer issues stock certificates.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. The board members serve on the boards of all 43 of the funds in the IDS MUTUAL FUND GROUP, except for Mr. Dudley, who is a board member of all 32 publicly offered funds.

Board members and officers of the Fund

President and interested board member

William R. Pearce
President of all funds in the IDS MUTUAL FUND GROUP.

PAGE 32
Independent board members

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public
Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Melvin R. Laird
Senior counsellor for national and international affairs, The
Reader's Digest Association, Inc.

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Interested board members who are officers and/or employees of AEFC

William H. Dudley
Executive vice president, AEFC.

David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Vice president of all funds in the IDS MUTUAL FUND GROUP.

Melinda S. Urion
Treasurer of all funds in the IDS MUTUAL FUND GROUP.

Other officer

Leslie L. Ogg
Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

Refer to the SAI for the board members' and officers' biographies.

PAGE 33
Investment manager

The Fund pays AEFC for managing its assets.  Under its Investment
Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Fund, as follows:

     Assets          Annual rate
     (billions)      at each asset level

     First $1.0      0.310%
     Next   0.5      0.293
     Next   0.5      0.275
     Next   0.5      0.258
     Over   2.5      0.240

For the fiscal year ended July 31, 1996, the Fund paid AEFC a total investment management fee of 0.29% of its average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first, the Administrative Services Agreement, has a declining annual rate beginning at 0.03% and decreasing to 0.02% as assets increase. The second, the Transfer Agency Agreement, has an annual fee per shareholder account as follows:

       o   Class A   $20
       o   Class B   $21
       o   Class Y   $20

Distributor

The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly owned subsidiary of AEFC. Financial advisors representing American Express Financial Advisors provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests.

Persons who buy Class A shares pay no sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 plan) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling
Class A, Class B and Class Y shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended July 31, 1996, were 0.63% of its average daily net assets. Expenses for Class B and Class Y were 1.38% and 0.62%, respectively.

PAGE 34
Total fees and expenses (excluding taxes and brokerage commissions) cannot exceed the most restrictive applicable state expense limitation.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

Besides managing investments for all publicly offered funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on July 31, 1996 were more than $136 billion.

American Express Financial Advisors serves individuals and businesses through its nationwide network of more than 175 offices and more than 7,900 advisors.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Fund may pay brokerage commissions to broker-dealer affiliates of AEFC.

IDS Cash Management Fund
IDS Tower 10
Minneapolis, MN 55440-0010

Distributed by
American Express
Financial Advisors Inc.

PAGE 36
Notes to Financial Statements

IDS Cash Management Fund

___________________________________________________________________
1. Summary of significant accounting policies

The Fund is a series of IDS Money Market Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests in money market securities. The Fund offers Class A, Class B and Class Y shares. Class A shares have no sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee and transfer agent fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

Pursuant to Rule 2a-7 of the 1940 Act, all securities are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

PAGE 37
Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, additional paid-in-capital and accumulated net realized loss have been decreased by $6,356.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount, is accrued daily.

___________________________________________________________________
2. Expenses and sales charges

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.31% to 0.24% annually.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.03% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $20
o Class B $21
o Class Y $20

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

PAGE 38
AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Class B shares were $463,819 for the year ended
July 31, 1996.

During the year ended July 31, 1996 the Fund's custodian and transfer agency fees were reduced by $14,971 as a result of earnings credits from overnight cash balances.

Prior to April 30, 1996, the Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996. The retirement plan expense amounted to $19,134 for the year. The total liability for the plan is $81,619, which will be paid out at some future date.

___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities aggregated $14,931,282,848 and $14,165,430,515, respectively, for the year ended July 31, 1996. Realized gains and losses are determined on an identified cost basis.

___________________________________________________________________
4. Fund merger

Effective with the close of business on Nov. 18, 1994, IDS Planned Investment Account was acquired by IDS Cash Management Fund. The merger was accomplished by a tax free exchange of 12,051,967 shares of the IDS Cash Management Fund with a net asset value of $1 per share for net assets of $12,051,967 from the IDS Planned Investment Account.

___________________________________________________________________
5. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

PAGE 39

                       Investments in securities

                       IDS Cash Management Fund                                               (Percentages represent value of
                       July 31, 1996                                                      investments compared to net assets)
_____________________________________________________________________________________________________________________________
Issuer                                                     Annualized                    Amount                     Value(a)
                                                             yield on                  payable at
                                                              date of                   maturity
                                                             purchase
_____________________________________________________________________________________________________________________________
U.S. government agencies (1.7%)
Farm Credit Disc Nts
  08-15-96                                                    5.02%                   $20,000,000              $   19,961,889
  03-03-97                                                    5.17                     15,000,000                  14,981,398
U.S. Treasury Bills
  08-22-96                                                    4.97                     10,000,000                   9,971,708
_____________________________________________________________________________________________________________________________
Total U.S. government agencies
(Cost: $44,914,995)                                                                                                44,914,995
_____________________________________________________________________________________________________________________________
Certificates of deposit (5.2%)
Eurodollar
ABN Amro Yankee
  03-18-97                                                    5.53                     15,000,000                  14,991,819
Canadian Imperial Bank Yankee
  08-28-96                                                    5.37                     15,000,000                  15,000,000
  01-09-97                                                    5.50                     10,000,000                  10,000,000
  03-20-97                                                    5.71                     10,000,000                  10,000,000
  04-15-97                                                    5.75                      5,000,000                   5,000,000
Commerzbank Yankee
  03-19-97                                                    5.68                     10,000,000                  10,000,000
Deutsche Bank Yankee
  03-21-97                                                    5.73                     20,000,000                  20,000,000
  04-11-97                                                    5.73                      5,000,000                   4,999,502
Societe Generale Yankee
  02-24-97                                                    5.35                     13,000,000                  13,000,000
  03-04-97                                                    5.44                     10,000,000                  10,000,000
  03-12-97                                                    5.60                     10,000,000                  10,000,000
  04-15-97                                                    5.90                      5,000,000                   5,000,000
  06-03-97                                                    5.90                     10,000,000                  10,000,000
_____________________________________________________________________________________________________________________________
Total certificates of deposit
(Cost: $137,991,321)                                                                                              137,991,321
_____________________________________________________________________________________________________________________________
Commercial paper (72.6%)
_____________________________________________________________________________________________________________________________
Banks and savings & loans (12.2%)
ABN Amro North American Finance
  08-22-96                                                    5.07                     20,000,000                  19,942,250
BBV Finance Delaware
  08-09-96                                                    5.39                     20,000,000                  19,976,133
Ciesco LP
  08-16-96                                                    5.43                     18,100,000                  18,059,426
  08-21-96                                                    5.40                      9,200,000 (b)               9,172,655
  09-03-96                                                    5.33                      8,700,000                   8,657,732
First Bank
  08-05-96                                                    5.35                     20,000,000                  20,000,000
First Union Bank
  06-06-97                                                    5.95                      5,000,000                   5,000,000

See accompanying notes to investments in securities.

PAGE 40
Fleet Funding
  08-01-96                                                    5.40                     23,548,000 (b)              23,548,000
  08-08-96                                                    5.42                      5,472,000 (b)               5,466,265
  08-09-96                                                    5.40                     15,965,000 (b)              15,945,948
  08-30-96                                                    5.32                     15,000,000 (b)              14,935,958
  08-30-96                                                    5.33                     21,300,000 (b)              21,209,061
  09-04-96                                                    5.34                     11,584,000 (b)              11,525,797
Kredietbank
North American Finance
  08-05-96                                                    5.41                     26,200,000                  26,184,309
  10-15-96                                                    5.49                      8,000,000                   7,909,500
  10-29-96                                                    5.50                      8,500,000                   8,385,895
  11-18-96                                                    5.47                     15,000,000                  14,757,475
Natl Australia Funding
Delaware
  10-01-96                                                    5.46                     15,000,000                  14,862,496
Natl Bank Detroit
  08-12-96                                                    5.40                     15,000,000                  14,975,342
NationsBank
  09-04-96                                                    5.40                     20,000,000                  20,000,000
PNC Bank
  12-20-96                                                    5.41                     10,000,000 (c)               9,998,506
Societe Generale North America
  08-08-96                                                    5.43                     15,000,000                  14,984,221
                                                                                                                _____________
Total                                                                                                             325,496,969
_____________________________________________________________________________________________________________________________
Brokers dealers (12.5%)
Goldman Sachs Group
  08-05-96                                                    5.36                     19,000,000                  18,988,769
  08-08-96                                                    5.39                      6,300,000                   6,293,434
  08-23-96                                                    5.39                     25,000,000                  24,918,569
  09-09-96                                                    5.50                     18,000,000                  17,893,725
  10-21-96                                                    5.53                     27,800,000                  27,457,852
Merrill Lynch
  08-22-96                                                    5.42                     12,000,000                  11,962,410
  08-22-96                                                    5.43                     12,400,000                  12,360,940
  08-29-96                                                    5.42                      9,900,000                   9,858,574
  08-30-96                                                    5.41                     20,000,000                  19,913,483
  09-10-96                                                    5.50                     15,000,000                  14,909,167
  09-16-96                                                    5.45                     20,000,000                  19,862,000
  10-10-96                                                    5.44                     10,000,000                   9,896,944
  10-17-96                                                    5.52                     23,500,000                  23,226,062
Morgan Stanley
Group
  08-01-96                                                    5.38                     13,600,000                  13,600,000
  08-14-96                                                    5.40                      8,100,000                   8,084,293
  09-03-96                                                    5.35                     38,000,000                  37,814,687
  09-04-96                                                    5.35                      14,500,00                  14,427,009
  09-05-96                                                    5.37                     40,000,000                  39,792,333
                                                                                                                _____________
Total                                                                                                             331,260,251
_____________________________________________________________________________________________________________________________
Commercial finance (0.5%)
PACCAR Financial
  08-02-96                                                    5.42                     14,150,000                  14,147,878
_____________________________________________________________________________________________________________________________
Consumer finance -- personal loans (3.8%)
Avco Financial
  08-01-96                                                    5.40                      2,000,000                   2,000,000
  08-27-96                                                    5.34                     13,300,000                  13,249,379
  10-17-96                                                    5.53                      5,000,000                   4,941,608
  10-30-96                                                    5.49                     19,600,000                  19,334,420
  10-30-96                                                    5.52                      8,000,000                   7,891,000
  11-01-96                                                    5.51                     10,900,000                  10,748,466
Household Finance
  08-26-96                                                    5.42                     20,000,000                  19,925,417
  10-01-96                                                    5.47                     24,500,000                  24,274,995
                                                                                                                _____________
Total                                                                                                             102,365,285
_____________________________________________________________________________________________________________________________
Energy (1.5%)
Chevron Transport
  08-21-96                                                    5.43                     10,000,000 (b)               9,970,111
  08-28-96                                                    5.35                     10,000,000 (b)               9,960,400
  09-16-96                                                    5.45                     10,000,000 (b)               9,931,000
  10-21-96                                                    5.50                     10,000,000 (b)               9,877,825
                                                                                                                _____________
Total                                                                                                              39,739,336
_____________________________________________________________________________________________________________________________
PAGE 41
Financial services (19.3%)
American General Capital Services
  08-26-96                                                    5.44                     20,000,000                  19,925,139
Associates
North America
  08-06-96                                                    5.39                      6,000,000                   5,995,525
  08-23-96                                                    5.45                     20,000,000                  19,933,755
  08-26-96                                                    5.43                      9,000,000                   8,966,375
  08-29-96                                                    5.37                     15,500,000                  15,435,623
  08-30-96                                                    5.38                     19,000,000                  18,918,115
  09-03-96                                                    5.35                     14,000,000                  13,931,727
  09-09-96                                                    5.40                     25,000,000                  24,854,563
  09-25-96                                                    5.42                     15,000,000                  14,876,937
Beneficial
  08-15-96                                                    5.40                     15,000,000                  14,968,617
  08-29-96                                                    5.35                     20,000,000                  19,917,089
  09-12-96                                                    5.39                     15,500,000                  15,403,254
CAFCO
  08-20-96                                                    5.34                      6,000,000                   5,983,312
CIT Group Holdings
  08-22-96                                                    5.43                      6,100,000                   6,080,821
Commercial Credit
  08-08-96                                                    5.39                     18,000,000                  17,981,205
  08-14-96                                                    5.40                     10,500,000                  10,479,601
Dean Witter, Discover & Co.
  08-26-96                                                    5.32                     27,100,000                  27,000,256
Ford Motor Credit
  08-15-96                                                    5.37                     30,000,000                  29,937,582
  08-23-96                                                    5.43                     20,000,000                  19,934,243
  09-13-96                                                    5.39                     14,700,000                  14,606,063
General Electric
Capital
  08-28-96                                                    5.44                     10,000,000                   9,959,575
  08-29-96                                                    5.32                     18,000,000                  17,925,800
General Electric
Capital Services
  08-08-96                                                    5.42                     13,000,000                  12,986,350
  08-20-96                                                    5.38                     11,500,000                  11,467,711
  08-22-96                                                    5.43                     25,000,000                  24,921,542
Toyota Motor Credit
  08-01-96                                                    5.39                     13,600,000                  13,600,000
  08-26-96                                                    5.39                     17,300,000                  17,235,605
Transamerica Financial
  08-02-96                                                    5.40                      9,000,000                   8,998,655
  08-09-96                                                    5.42                     12,000,000                  11,985,600
  08-19-96                                                    5.35                      7,700,000                   7,679,671
  08-21-96                                                    5.44                     15,000,000                  14,955,082
  08-26-96                                                    5.43                     10,000,000                   9,962,638
  08-27-96                                                    5.46                      4,800,000                   4,781,210
  09-09-96                                                    5.44                      5,200,000                   5,169,580
  09-16-96                                                    5.42                     16,500,000                  16,386,571
                                                                                                               ______________
Total                                                                                                             513,145,392
_____________________________________________________________________________________________________________________________
Food (3.1%)
Cargill Financial Services
  08-01-96                                                    5.65                      1,500,000                   1,500,000
  10-08-96                                                    5.53                     12,000,000                  11,876,240
CPC Intl
  08-16-96                                                    5.38                     10,000,000 (b)               9,977,917
  09-06-96                                                    5.35                      8,400,000 (b)               8,355,312
  09-27-96                                                    5.48                     12,500,000 (b)              12,392,729
  10-17-96                                                    5.49                     29,500,000 (b)              29,158,013
  10-22-96                                                    5.49                      8,400,000 (b)               8,296,297
                                                                                                               ______________
Total                                                                                                              81,556,508
_____________________________________________________________________________________________________________________________
Health care (2.9%)
Becton Dickinson
  08-28-96                                                    5.44                     22,000,000                  21,910,900
Sandoz
  08-02-96                                                    5.35                     10,000,000 (b)               9,998,533
  09-05-96                                                    5.41                     12,000,000                  11,937,350
  09-10-96                                                    5.47                     12,100,000 (b)              12,027,131
  09-11-96                                                    5.40                     15,000,000                  14,908,262
  09-11-96                                                    5.41                      6,200,000 (b)               6,162,082
SmithKline
  08-13-96                                                    5.40                      1,100,000                   1,098,027
                                                                                                               ______________
Total                                                                                                              78,042,285
PAGE 42
Industrial equipment & services (1.4%)
Mobil Australia Finance
Delaware
  08-02-96                                                    5.35                      9,000,000 (b)               8,998,675
  08-09-96                                                    5.39                     16,879,000 (b)              16,858,933
  09-17-96                                                    5.39                     11,098,000 (b)              11,020,483
                                                                                                               ______________
Total                                                                                                              36,878,091
_____________________________________________________________________________________________________________________________
Insurance (3.6%)
American General
Finance
  08-13-96                                                    5.41                     30,000,000                  29,946,300
  08-23-96                                                    5.42                     15,200,000                  15,150,119
  09-27-96                                                    5.42                     13,500,000                  13,385,216
Metlife
  08-16-96                                                    5.40                     25,502,000                  25,445,152
SAFECO Credit
  08-21-96                                                    5.42                     11,000,000                  10,967,183
                                                                                                               ______________
Total                                                                                                              94,893,970
_____________________________________________________________________________________________________________________________
Media (3.2%)
Gannett
  10-11-96                                                    5.54                      7,600,000 (b)               7,518,011
  10-16-96                                                    5.54                      8,300,000 (b)               8,204,153
  10-17-96                                                    5.54                     17,800,000 (b)              17,591,745
  10-18-96                                                    5.54                     15,000,000 (b)              14,822,225
Reed Elsevier
  08-26-96                                                    5.42                      6,200,000 (b)               6,176,793
  09-06-96                                                    5.49                     10,000,000 (b)               9,945,800
  09-11-96                                                    5.44                     11,600,000 (b)              11,528,660
  09-20-96                                                    5.44                      8,500,000 (b)               8,436,250
                                                                                                               ______________
Total                                                                                                              84,223,637
_____________________________________________________________________________________________________________________________
Retail (1.0%)
Penney (JC) Funding
  08-27-96                                                    5.37                     20,000,000                  19,922,867
  09-24-96                                                    5.41                      7,700,000                   7,638,092
                                                                                                               ______________
Total                                                                                                              27,560,959
_____________________________________________________________________________________________________________________________
Utilities -- electric (0.7%)
Northern States Power
  08-26-96                                                    5.43                     19,500,000                  19,427,146
_____________________________________________________________________________________________________________________________
Utilities -- gas (0.5%)
Southern California Gas
  08-08-96                                                    5.37                      6,500,000 (b)               6,493,301
  10-29-96                                                    5.53                      7,000,000 (b)               6,905,512
                                                                                                               ______________
Total                                                                                                              13,398,813
_____________________________________________________________________________________________________________________________
Utilities -- telephone (4.5%)
Ameritech
  08-13-96                                                    5.40                      7,500,000                   7,486,625
  11-25-96                                                    5.43                     10,000,000                   9,829,544
Ameritech Capital
  08-05-96                                                    5.36                     25,000,000 (b)              24,985,222
AT&T
  08-28-96                                                    5.43                     43,700,000                  43,524,007
BellSouth Capital Funding
  09-03-96                                                    5.42                     16,000,000                  15,921,093
U S WEST Communications
  08-12-96                                                    5.43                     16,000,000                  15,973,698
  10-07-96                                                    5.50                      3,100,000                   3,068,614
                                                                                                               ______________
Total                                                                                                             120,788,803
_____________________________________________________________________________________________________________________________
Miscellaneous (1.9%)
Canadian Wheat Board
  08-22-96                                                    4.94                      6,400,000                   6,381,557
Chevron UK
  08-27-96                                                    5.43                     10,000,000                   9,961,145
  10-31-96                                                    5.56                     10,000,000                   9,861,478
Natl West Canada
  10-29-96                                                    5.33                     25,000,000                  24,663,160
                                                                                                               ______________
Total                                                                                                              50,867,340
PAGE 43
Total commercial paper
(Cost: $1,933,792,663)                                                                                          1,933,792,663
_____________________________________________________________________________________________________________________________
Letters of credit (19.8%)
ABN Amro-
Omnicom Finance
  08-14-96                                                    5.43                     10,000,000                   9,980,464
Bank of America-
Hyundai Motor Finance
  09-30-96                                                    5.45                     30,000,000                  29,730,000
Bank of New York-
River Fuel
  09-04-96                                                    5.39                     23,975,000 (b)              23,853,407
Barclays Bank-
Banco Real
  10-01-96                                                    5.43                     12,000,000                  11,892,234
Barclays Bank-
Centerior Fuel
  08-06-96                                                    5.43                     12,440,000                  12,430,670
Barclays Bank-
Petrobras
  08-22-96                                                    5.44                     12,000,000                  11,962,620
Canadian Imperial Bank-
Commed Fuel
  08-16-96                                                    5.43                      8,285,000                   8,266,359
  08-20-96                                                    5.43                      5,750,000                   5,733,704
Chase Manhattan-
Somerset Rail
  08-23-96                                                    5.40                     12,300,000                  12,259,560
Chemical Bank-
Somerset Rail
  08-07-96                                                    5.45                     13,400,000                  13,387,873
Credit Agricole-
Louis Dreyfus
  08-07-96                                                    5.42                     22,000,000                  21,980,200
  08-07-96                                                    5.44                     25,000,000                  24,977,416
  08-08-96                                                    5.45                     10,000,000                   9,989,461
  08-23-96                                                    5.43                     14,100,000                  14,053,556
Credit Suisse-
CAFCO Capital
  08-07-96                                                    5.39                     15,000,000                  14,986,650
  08-19-96                                                    5.45                     15,000,000                  14,959,500
  08-26-96                                                    5.41                     10,000,000                   9,962,917
Credit Suisse-
Commed Fuel
  08-12-96                                                    5.43                     13,843,000                  13,820,244
Credit Suisse-
North American Finance
  09-10-96                                                    5.49                     13,000,000                  12,921,278
Credit Suisse-
Sinochem
  08-02-96                                                    5.39                     10,000,000                   9,998,517
  08-06-96                                                    5.35                     12,300,000                  12,290,945
  08-20-96                                                    5.36                     10,000,000                   9,972,081
Credit Suisse-
Sunkyong
  09-10-96                                                    5.50                     12,000,000                  11,928,000
Dresdner Bank-
Galicia Buenos Aires Funding
  10-21-96                                                    5.52                     20,000,000 (b)              19,754,750
First Chicago-
Commed Fuel
  09-06-96                                                    5.44                     14,822,000                  14,742,109
Societe Generale-
China Intl Marine Container
  09-26-96                                                    5.48                     10,000,000                   9,915,689
Societe Generale-
Natl Bank
  10-01-96                                                    5.47                     15,000,000                  14,862,242
Societe Generale-
Natl Finaceria
  08-05-96                                                    5.43                     10,000,000                   9,994,000
Swiss Bank-
Pemex Capital
  10-10-96                                                    5.52                     10,000,000                   9,894,028
Union Bank Switzerland-
Southwest Gas
  08-01-96                                                    5.66                     27,400,000                  27,400,000
  09-09-96                                                    5.49                     15,537,000                  15,445,435

PAGE 44
Westdeutsche Landesbank-
Beal Cayman Brazil
  08-22-96                                                    5.38                     11,000,000                  10,965,863
  08-26-96                                                    5.44                     15,000,000                  14,943,854
  08-27-96                                                    5.48                     15,000,000                  14,941,174
Westdeutsche Landesbank-
Hillsborough County
  08-27-96                                                    5.42                     20,000,000                  19,922,144
  09-24-96                                                    5.50                     13,615,000                  13,504,106
Westdeutsche Landesbank-
Unibanco
  09-18-96                                                    5.46                     10,000,000                   9,927,867
_____________________________________________________________________________________________________________________________
Total letters of credit
(Cost: $527,550,917)                                                                                              527,550,917
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $2,644,249,896)(d)                                                                                      $2,644,249,896
_____________________________________________________________________________________________________________________________
Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the
    Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
    This security has been determined to be liquid under guidelines established by the board.
(c) Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 1996.
(d) Also represents the cost of securities for federal income tax purposes at July 31, 1996.

PAGE 45
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 46
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head enclosed

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column enclosed

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with star enclosed

PAGE 47
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Allocation Fund

Invests in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The fund provides diversification among these major investment categories and has a target mix that represents the way the fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

PAGE 48
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) office building

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

PAGE 49
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests primarily in equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential.
The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

PAGE 50
For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Federal income tax information

IDS Cash Management Fund

___________________________________________________________________

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Some of the dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Dividends paid to you since the end of last year will be reported to you on a tax statement sent in January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS Cash Management Fund
Fiscal year ended July 31, 1996

Class A

Income distributions -- taxable as dividend income, none qualifying for deduction by corporations.

Payable date                             Per share

Aug. 28, 1995                              $0.00432
Sept. 27, 1995                              0.00459
Oct. 27, 1995                               0.00428
Nov. 28, 1995                               0.00456
Dec. 28, 1995                               0.00425
Jan. 26, 1996                               0.00405
Feb. 28, 1996                               0.00443
March 28, 1996                              0.00380
April 29, 1996                              0.00394
May 29, 1996                                0.00414
June 27, 1996                               0.00374
July 29, 1996                               0.00394

Total distributions                        $0.05004

Class B

Income distributions -- taxable as dividend income, none qualifying for deduction by corporations.

Payable date                             Per share

Aug. 28, 1995                              $0.00371
Sept. 27, 1995                              0.00393
Oct. 27, 1995                               0.00366
Nov. 28, 1995                               0.00390
Dec. 28, 1995                               0.00363
Jan. 26, 1996                               0.00345
Feb. 28, 1996                               0.00375
March 28, 1996                              0.00320

PAGE 52
April 29, 1996                              0.00332
May 29, 1996                                0.00348
June 27, 1996                               0.00314
July 29, 1996                               0.00332

Total distributions                        $0.04249

Class Y

Income distributions -- taxable as dividend income, none qualifying for deduction by corporations.

Payable date                             Per share

Aug. 28, 1995                              $0.00432
Sept. 27, 1995                              0.00459
Oct. 27, 1995                               0.00428
Nov. 28, 1995                               0.00456
Dec. 28, 1995                               0.00424
Jan. 26, 1996                               0.00405
Feb. 28, 1996                               0.00443
March 28, 1996                              0.00380
April 29, 1996                              0.00394
May 29, 1996                                0.00414
June 27, 1996                               0.00374
July 29, 1996                               0.00394

Total distributions                        $0.05003

PAGE 53
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
Financial
Advisors


IDS Cash Management Fund
IDS Tower 10
Minneapolis, MN  55440-0010

                            STATEMENT OF ADDITIONAL INFORMATION

                                           FOR

                                 IDS CASH MANAGEMENT FUND

                                      Sept. 27, 1996


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.

This SAI is dated Sept. 27, 1996, and it is to be used with the prospectus dated Sept. 27, 1996, and the Annual Report for the fiscal year ended July 31, 1996.

PAGE 55
                                     TABLE OF CONTENTS

Goal and Investment Policies.........................See Prospectus

Additional Investment Policies................................p.

Security Transactions.........................................p.

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation........................p.

Performance Information.......................................p.

Valuing Fund Shares...........................................p.

Investing in the Fund.........................................p.

Redeeming Shares..............................................p.

Pay-out Plans.................................................p.

Taxes.........................................................p.

Agreements....................................................p.

Board Members and Officers....................................p.

Custodian.....................................................p.

Independent Auditors..........................................p.

Financial Statements..............................See Annual Report

Prospectus....................................................p.

Appendix A:  Description of Money Market Securities...........p.

Appendix B:  Dollar-Cost Averaging............................p.

PAGE 56
ADDITIONAL INVESTMENT POLICIES

These are investment policies in addition to those presented in the prospectus. Unless holders of a majority of the outstanding voting securities agree to make the change the Fund will not:

'Invest in a company to control or manage it.

'Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has not borrowed in the past and has no present intention to borrow.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Pledge or mortgage its assets beyond 15% of total assets.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities.

'Buy on margin, sell short or deal in options to buy or sell securities.

'Buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

'Purchase securities of an issuer if the board members and officers of the Fund and of American Express Financial Corporation (AEFC) hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

'Lend Fund securities in excess of 30% of its net assets, at market value. If the Fund were to make long- or short-term loans, it will get the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional

PAGE 57
collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. Loans will not be made unless the investment manager believes the opportunity for additional income outweighs these risks. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund has no present intention of loaning securities.

'Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

'Purchase securities of other open-end investment companies or invest more than 10% of the market value of its assets in closed-end funds. If the Fund ever makes such an investment, purchases will occur only on the open market where the dealer's or sponsor's profit is limited to a regular commission. The Fund has no present intention of investing in other registered investment companies.

Unless changed by the board, the Fund will not:

'Invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Fund may invest in commercial paper rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the board to be of comparable quality. The Fund also may invest up to 5% of its total assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

For a description of money market securities, see Appendix A.
PAGE 58
SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund in the IDS MUTUAL FUND GROUP. AEFC carefully monitors compliance with its Code of Ethics.

Normally, the Fund's securities are traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

Each investment decision made for the Fund is made independently from any decision made for another fund in the IDS MUTUAL FUND GROUP or other account advised by AEFC or any AEFC subsidiary. When the Fund buys or sells the same security as another fund or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

The Fund paid total brokerage commissions of $0 for the fiscal year ended July 31, 1996, $0 for fiscal year 1995, and $0 for fiscal year 1994. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the fiscal year ended July 31, 1996, the Fund held no securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

As of the fiscal year ended July 31, 1996, the Fund held securities of its regular brokers or dealers of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                         Value of Securities
                         Owned at End of
Name of Issuer           Fiscal Year
Nations Bank             $ 20,000,000
Goldman Sachs Group        95,552,349
Merrill Lynch             121,989,580
Morgan Stanley Group      113,718,322
Dean Witter                27,000,256
Chemical Bank              13,387,873
First Chicago              14,742,109

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN
EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the Fund's board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and
(ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:
PAGE 60
                                 P(1+T)n = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the fund over a specified period of time according to the following formula:

                             ERV - P
                                P

where:    P  =  a hypothetical initial payment of $1,000
        ERV  =  ending redeemable value of a hypothetical $1,000
                payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield

The Fund calculates annualized simple and compound yields for a class based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and multiplying that return by 365/7 to obtain an annualized figure. The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The Fund's yield does not include any realized or unrealized gains or losses.

The Fund calculates its compound yield according to the following formula:

Compound Yield = (return for seven-day period + 1) 365/7 - 1

The Fund's simple annualized yield was 4.95% for Class A, 4.20% for Class B and 4.94% for Class Y and its compound yield was 5.05% for Class A, 4.27% for Class B and 5.05% for Class Y on July 31, 1996, the last day of the Fund's fiscal year.

Yield, or rate of return, on Fund shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the Fund is meeting its goal. When comparing an investment in the Fund with savings accounts and similar investment alternatives, you must consider

PAGE 61
that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the Fund's yield fluctuates. In comparing the yield of one money market fund to another, you should consider the Fund's investment policies, including the types of investments permitted.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES

The Fund values its securities as follows: All of the securities in the Fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses.

The board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the Fund's securities by the board, at intervals deemed appropriate by it, to determine whether the Fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears and if it exceeds 0.5% it must determine what action, if any, needs to be taken. If the board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in other unfair consequences for such persons, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling portfolio securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the Fund's shares may be

PAGE 62
higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the Fund would be able to obtain a somewhat higher yield than he would get if portfolio valuation were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

The New York Stock Exchange (the Exchange), AEFC and the Fund will be closed on the following holidays: New Year's Day, Presidents'
Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

The minimum purchase for directors, officers and employees of the Fund or AEFC and AEFC financial advisors is $1,000 for the Fund
(except payroll deduction plans), with a minimum additional purchase of $25.

Systematic Investment Programs

After you make your initial investment of $2,000 for the Fund, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly or semiannually. You are not obligated to make any payments. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work?  Each purchase is a separate transaction.
After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any
other Fund shares.  They can be bought and sold at any time.   A
systematic investment program is not an option or an absolute right to buy shares.

For a discussion on dollar-cost averaging, see Appendix B.

Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP may be used to automatically purchase shares in the same class of the Fund. Dividend and capital gain distributions, if any, paid by the Fund may be used to automatically purchase shares of another fund in the IDS MUTUAL FUND GROUP available in your state. Dividends may be directed to existing accounts only. Dividends declared by the Fund are exchanged the following day. Dividends can be exchanged into one fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:
PAGE 63
Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors
Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read its prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

Drafts: Drafts of $100 or more are available for shareholders of the Fund. Drafts should be requested by registered owners only. The number of signatures required for payment of a draft may vary by account ownership. Drafts should be used like checks, but should not be sent directly to the Minneapolis headquarters to be cashed. When the draft is accepted by the Fund through the banking system, shares will be redeemed from your account. In order to qualify for this service, all shares must be held in non-certificate form. If the account is not large enough to cover a draft, it will be dishonored and returned marked "insufficient funds." Drafts written on purchases made with non-guaranteed funds not yet 10 days old will not be honored in most cases. The draft writing privilege may be modified or terminated at any time. It may not always be possible to give all shareholders advance notification of each change in the draft writing privilege.

Telephone Redemptions: Telephone redemptions are available for shareholders of the Fund. Records maintained by AEFC will be binding on all parties. Neither AEFC nor the Fund will be liable for any loss, expense or damage arising in connection with telephone redemption requests. In order to qualify for this service, all shares must be held in non-certificate form.

The requesting registered owner must be prepared to provide sufficient information to enable AEFC to verify the authenticity of the call and to process the redemption request. All telephone

PAGE 64
calls will be recorded. Redemption requests received before the close of business (normally 3 p.m. Central time) will be processed the same day. For each redemption, a number of shares equal to the amount of the requested redemption will be redeemed. The following business day, the redemption proceeds will be mailed to the address of record or transmitted by Federal Reserve Wire to the bank account designated on the telephone authorization form, provided AEFC, the fund, Norwest Bank Minneapolis and your bank are all open. At the present time there is no additional fee charged for the wire service, but if such a fee is imposed in the future, an additional number of shares will be redeemed to cover it.

The telephone redemption privilege may be modified or discontinued at any time. It may not always be possible to give all shareholders advance notice of each change in the procedures for telephone redemptions.

During an emergency, the board can suspend computation of the net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Fund's securities is not reasonably practicable, or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

'The SEC, under the provisions of the Investment Company Act of 1940 (the 1940 Act), as amended, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

For this Fund, participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals.

The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

PAGE 65
Deferred sales Charge

                                  Number of Participants

Total Plan Assets                 1-99        100 or more

Less than $1 million               4%             0%

$1 million or more                 0%             0%

PAY-OUT PLANS

Shareholders of IDS Cash Management Fund can use any of several pay-out plans to redeem their investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of the investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If a tax-qualified plan account for which American Express Trust Company acts as custodian is being redeemed, an election may be made to receive dividends and other distributions in cash when permitted by law. If an IRA or a qualified retirement account is redeemed, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

To start any of these plans, please write or call American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, 612-671-3733. Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1:  Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose.
This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

PAGE 66
Plan #2:  Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3:  Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4:  Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

Retirement Accounts

If you have a nonqualified investment in the Fund, you may move part or all of those shares to an IRA or qualified retirement account in the Fund. However, this type of exchange is considered a sale of shares and may result in a gain or loss for tax purposes.

Since the Fund invests only in money market securities, all income is from interest or short-term capital gains. Accordingly, distributions of net investment income do not qualify for the 70% dividends-received deduction for corporations.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Fund has an Investment Management Services Agreement with AEFC. AEFC is paid a fee based on the following schedule:
PAGE 67
Assets              Annual rate at
(billions)          each asset level

First $1.0              0.310%
Next   0.5              0.293
Next   0.5              0.275
Next   0.5              0.258
Over   2.5              0.240

On July 31, 1996, the daily rate applied to the Fund's net assets was equal to 0.286% on an annual basis. The fee is calculated for each calendar day on the basis of the net assets of the Fund as of the close of business of the full business day, which is two business days prior to the day for which the calculation is being made.

The management fee is paid monthly. The total amount paid was $6,557,898 for the year ended July 31, 1996, $4,733,219 for 1995, and $3,600,005 for 1994.

The Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; Fund office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Fund; and expenses properly payable by the Fund, approved by the board. The Fund paid nonadvisory expenses of $1,851,127 for the year ended July 31, 1996, $1,001,686 for 1995, and $580,091 for
1994.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

     Assets          Annual rate
     (billions)      each asset level

     First $1.0      0.030%
     Next   0.50     0.027
     Next   0.50     0.025
     Next   0.50     0.022
     Over   2.5      0.020

On July 31, 1996, the daily rate applied to the Fund's net assets was equal to 0.026% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $612,417 for the fiscal period ended July 31, 1996.

PAGE 68
Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class and dividing by the number of days in the year. The rate for Class A and Class Y is $20 per year and for Class B is $21 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $5,068,228 for the fiscal year ended July 31, 1996.

Distribution Agreement

For an explanation of the Fund's Distribution Agreement, please see your prospectus.

Additional information about commissions and compensation for the last fiscal year paid by the Fund is contained in the following table:

(1)           (2)             (3)             (4)           (5)
              Net             Compensation
Name of       Underwriting    on Redemption
Principal     Discounts and   and             Brokerage     Other
Underwriter   Commissions     Repurchases     Commissions   Compensation
American
Express
Financial
Advisors      $463,819           None            None       $1,389,698*

*Distribution fees paid pursuant to the Plan and Agreement of Distribution.

Plan and Agreement of Distribution

For Class B shares, to help American Express Financial Advisors defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and American Express Financial Advisors entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, American Express Financial Advisors is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by American Express Financial Advisors. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended July 31, 1996, the Fund paid fees of $1,389,698.

Total fees and expenses

Total fees and nonadvisory expenses cannot exceed the most restrictive applicable state limitation. Currently, the most restrictive applicable state expense limitation, subject to exclusion of certain expenses, is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million, on an annual basis. At the end of each month, if the fees and expenses of the Fund exceed this limitation for the Fund's fiscal year in progress, AEFC will assume all expenses in excess of the limitation. AEFC then may bill the Fund for such expenses in subsequent months up to the end of that fiscal year, but not after that date. No interest charges are assessed by AEFC for expenses it assumes. The Fund paid total fees and nonadvisory expenses of $15,479,368 for the fiscal year ended July 31, 1996.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members who, except for Mr. Dudley, also are board members of all other funds in the IDS MUTUAL FUND GROUP. Mr. Dudley is a board member of the 34 publicly offered funds. All shares have cumulative voting rights with respect to the election of board members.

PAGE 70
Lynne V. Cheney'
Born in 1941.
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin, the Interpublic Group of Companies, Inc.
(advertising), and FPL Group, Inc. (holding company for Florida
Power and Light).

William H. Dudley**
Born in 1932.
2900 IDS Tower
Minneapolis, MN

Executive vice president and director of AEFC.

Robert F. Froehlke+
Born in 1922.
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers+**
Born in 1943.
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.
Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+'
Born in 1929.
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935.
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.
PAGE 71
Melvin R. Laird
Born in 1922.
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Former nine-term congressman, secretary of defense and presidential counsellor. Director, Martin Marietta Corp., Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

William R. Pearce+*
Born in 1927.
901 S. Marquette Ave.
Minneapolis, MN

President of all funds in the IDS MUTUAL FUND GROUP since June
1993.  Former vice chairman of the board, Cargill, Incorporated
(commodity merchants and processors).

Edson W. Spencer+
Born in 1926.
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of
International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937.
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of AEFC.

Wheelock Whitney+
Born in 1926.
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

PAGE 72
C. Angus Wurtele'
Born in 1934.
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The
Valspar Corporation (paints).  Director, Bemis Corporation
(packaging), Donaldson Company (air cleaners & mufflers) and
General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund.
**Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938.
901 S. Marquette Ave.
Minneapolis, MN

Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942.
IDS Tower 10
Minneapolis, MN

Vice president-investments of all funds in the IDS MUTUAL FUND
GROUP.  Director and senior vice president-investments of AEFC.

Melinda S. Urion
Born in 1953.
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the IDS MUTUAL FUND GROUP. Director, senior vice president and chief financial officer of AEFC.
Director and executive vice president and controller of IDS Life
Insurance Company.

PAGE 73
Members of the board who are not officers of the Fund or of AEFC receive an annual fee of $2,100. They also receive attendance and other fees, the cost of which the Fund shares with the other funds in the IDS MUTUAL FUND GROUP. These fees include attendance of meetings of the Board, $1,000; meetings of the Contracts Committee, $750; meetings of the Audit, Executive or Investment Review Committees, $500; meetings of the Personnel Committee, $300; out-of-state, $500; and Chair of the Contracts Committee, $5,000. Expenses for attending those meetings are also reimbursed.

During the fiscal year ended July 31, 1996, the members of the board, for attending up to 23 meetings, received the following compensation:

                                       Compensation Table

                      Aggregate       Retirement       Estimated     Total cash
                      compensation    benefits         annual        compensation
                      from the        accrued as       benefit on    from the IDS
  Board member        Fund            Fund expenses*   retirement    MUTUAL FUND GROUP
  Lynne V. Cheney     $2,084          $8,499           $1,050        $69,300
  Robert F. Froehlke   2,091           1,615            1,050         69,600
  Heinz F. Hutter      2,093             580              508         69,300
  Anne P. Jones        2,123             335            1,050         70,800
  Donald M. Kendall    1,483           3,019            1,050         51,000
  (Part of Year)
  Melvin R. Laird      2,175             966            1,050         72,900
  Lewis W. Lehr        1,547           2,741            1,024         53,500
  (Part of Year)
  Edson W. Spencer     2,233             168              560         75,100
  Wheelock Whitney     2,108             594            1,050         70,300
  C. Angus Wurtele     2,025             617            1,041         66,800

On July 31, 1996, the Fund's board members and officers as a group owned less than 1% of the outstanding shares. During the fiscal year ended July 31, 1996, no board member or officer earned more than $60,000 from this Fund. All board members and officers as a group earned $74,476, including $19,134 of retirement plan benefits, from this Fund.

*The Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996.

CUSTODIAN

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

INDEPENDENT AUDITORS

The financial statements contained in the Annual Report to shareholders for the fiscal year ended July 31, 1996, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest

PAGE 74
Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended July 31, 1996, pursuant to
Section 30(d) of the Investment Company Act of 1940, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS Cash Management Fund dated Sept. 27, 1996, is hereby incorporated in this SAI by reference.

PAGE 75
APPENDIX A

DESCRIPTION OF MONEY MARKET SECURITIES

The types of instruments that form the major part of the Fund's investments are described below.

Certificates of Deposit -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited, plus interest, on the date specified on the certificate.

Time Deposit -- A time deposit is a non-negotiable deposit in a bank for a fixed period of time.

Bankers' Acceptances -- A bankers' acceptance arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. It is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Commercial Paper -- Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from one day to nine months.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services Inc. Issuers rated Prime are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:
(1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products;
(4) liquidity; (5) amount and quality of long-term debt; (6) ten year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
PAGE 76
Letters of Credit -- A letter of credit is a short-term note issued in bearer form with a bank letter of credit which provides that the bank pay to the bearer the amount of the note upon presentation.

U.S. Treasury Bills -- Treasury bills are issued with maturities of any period up to one year. Three-month and six-month bills are currently offered by the Treasury on 13-week and 26-week cycles respectively and are auctioned each week by the Treasury. Treasury bills are issued in book entry form and are sold only on a discount basis, i.e., the difference between the purchase price and the maturity value constitutes interest income for the investor. If they are sold before maturity, a portion of the income received may be a short-term capital gain.

U.S. Government Agency Securities -- Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of Federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Repurchase Agreements -- A repurchase agreement involves the acquisition of securities by the Fund, with the concurrent agreement by a bank (or securities dealer if permitted by law or regulation), to reacquire the securities at the Fund's cost, plus interest, within a specified time. The Fund thereby receives a fixed rate of return on this investment, one that is insulated from market and rate fluctuations during the holding period. In these transactions, the securities acquired by the Fund have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian until required.

Floating rate instruments -- These instruments pay interest at a rate tied to an external interest rate. The rate changes whenever there is a change in the external interest rate.

If AEFC becomes aware that a security owned by the Fund is downgraded below the second highest rating, AEFC will either sell the security or recommend to the Fund's board why it should not be sold.

PAGE 77
APPENDIX B

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

___________________________________________________________________
Regular             Market Price            Shares
Investment          of a Share              Acquired
 $100                $6.00                    16.7
  100                 4.00                    25.0
  100                 4.00                    25.0
  100                 6.00                    16.7
  100                 5.00                    20.0
 $500               $25.00                   103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

PAGE 78
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the prospectus.           prospectus to shareholders
                                         is in two columns.

2)  The layout is different          2)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

3)  Headings.                        3)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in blue strip at the top
                                         of the page.

4)  There are pictures, icons        4)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

5)  Footnotes for charts and         5)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.

6)  The page numbers in the          6)  The prospectus begins on
    electronic document do not           page 1; however, it is
    correspond to the prospectus         numbered as page 13.  The
    sent to the shareholders.            annual report resumes on
                                         page 36 of the electronic
                                         document after the
                                         completion of the
                                         prospectus.

7)  Financial Information.           7)  One of the figures in the
                                         Financial highlights has
                                         been adjusted.